SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                 FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  NOVEMBER 29, 2000

                                NISOURCE INC.
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          (Exact Name of Registrant as Specified in Its Charter)



               Delaware               001-16189           35-2108964
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    (State or Other Jurisdiction  (Commission File     (IRS Employer
         of Incorporation)             Number)       Identification No.)



   801 E. 86th Avenue, Merrillville, Indiana                      46410
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   (Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code   (219) 853-5200
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       (Former Name or Former Address, if Changed Since Last Report)



        The purpose of this amendment is to correct the Pro Forma Finan-cial Statements included in Exhibit 99.2 to the Current Report on Form 8-K filed November 1, 2000 by NiSource Inc., a Delaware corporation. The correction relates to the pro forma statement of income for the nine months ended September 30, 2000. The number of shares (in thousands) issued in NiSource's acquisition of Columbia Energy Group (adjustment E) was reported as 54,351. The correct number is 72,468. The result of this correction is as follows:

   For Nine Months Ended September 30, 2000
   (in thousands, except per share amounts)            Pro Forma Combined

   Average common shares outstanding - basic                  201,815
   Common shares retired                                      (80,163)
   Common shares issued                                        72,468
   Average number of common shares outstanding                194,120
   Diluted shares                                               3,628
                                                              -------
        Total Diluted Shares                                  197,748

   Basic earnings per average common share from
     continuing operations                                    $   .98
                                                              =======

   Diluted earnings per average common share from
     continuing operations                                    $   .96
                                                              =======

   Common shares outstanding at end of period                 193,788



                                     SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NISOURCE INC.
                                         (Registrant)


   Dated:    November 29, 2000           By:  /s/ Jeffrey W. Grossman
                                              ------------------------
                                         Name:   Jeffrey W. Grossman
                                         Title:  Vice President and
                                                 Controller